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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VARIAN MEDICAL SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Varian Medical Systems, Inc.

3100 Hansen Way
Palo Alto, CA 94304

[April]    , 2004

Dear Stockholder:

        You are cordially invited to attend a Special Meeting of the Stockholders of Varian Medical Systems, Inc. to be held on June 10, 2004 at 1:00 p.m. Pacific Time at our headquarters in Palo Alto, California.

        The Secretary's formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matter to be acted upon at the Special Meeting.

        We hope that you can join us. However, whether or not you plan to be there, please sign and return your proxy card in the enclosed envelope as soon as possible so that your vote will be counted.

Sincerely,
Richard M. Levy Chairman of the Board President and Chief Executive Officer

Varian Medical Systems, Inc.
3100 Hansen Way
Palo Alto, CA 94304

[April]    , 2004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
AND PROXY STATEMENT

        Varian Medical Systems, Inc. will hold a Special Meeting of Stockholders—Special Meeting—on Thursday, June 10, 2004 at 1:00 p.m. Pacific Time at the our headquarters at 3100 Hansen Way, Palo Alto, California 94304.

        At this Special Meeting we will ask you:

  •
  to approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 99,000,000 to 189,000,000 shares; and

  •
  to transact any other business that properly comes before the special meeting.

        Your Board of Directors has selected April 12, 2004 as the record date for determining stockholders entitled to vote at the Special Meeting. A list of stockholders as of that date will be available for inspection during ordinary business hours at our headquarters for ten days before the meeting.

        This Proxy Statement and a proxy card are first being distributed on or about [April]    , 2004 to those entitled to vote.

By Order of the Board of Directors
Joseph B. Phair Secretary

GENERAL INFORMATION

Q:
Who is soliciting my proxy?

A:
The Board of Directors—the Board—of Varian Medical Systems, Inc.—the Company—is sending you this Proxy Statement in connection with our solicitation of proxies for use at a Special Meeting of Stockholders—the Special Meeting. Certain directors, officers and employees also may solicit proxies on our behalf by mail, phone, fax or in person. Georgeson Shareholder Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586—Georgeson—, has been hired to assist in soliciting proxies from brokers, bank nominees and other stockholders.

Q:
Who is paying for this solicitation?

A:
The Company will pay for the solicitation of proxies. The Company's directors, officers and employees will not receive extra remuneration. The Company will pay Georgeson not more than $25,000, plus reasonable out-of-pocket expenses, and also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of our common stock.

Q:
What am I voting on?

A:
The Proposal seeks approval to amend the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 99,000,000 to 189,000,000 shares.

Q:
Who can vote?

A:
Only those people who owned the Company's common stock at the close of business on April 12, 2004, the record date for the Special Meeting, may vote. Each share of common stock outstanding on that date is entitled to one vote on all matters to come before the meeting.

Q:
How do I vote?

A:
You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy card in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Special Meeting and want to vote in person—by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving our Secretary written notice of your revocation or by submitting a later-dated proxy. If you sign and return your proxy card in time, the individuals named as proxyholders will vote your shares as you instruct. If you sign and return your proxy card but do not mark your voting instructions, the individuals named as proxyholders will vote your shares FOR approval to amend the Restated Certificate of Incorporation.

Q:
What constitutes a quorum?

A:
On the record date, Varian Medical Systems, Inc. had [68,328,941] shares of common stock, $1.00 par value, outstanding. Voting can take place at the Special Meeting only if stockholders owning a majority of the issued and outstanding shares of common stock entitled to vote at the meeting are present in person or represented by proxy. We include the shares of persons who abstain in determining those present and entitled to vote. We also include shares held by brokers in "street" or "nominee" name when the broker has discretionary authority to vote on at least one matter.

Q:
What vote is needed?

A:
An affirmative vote of the majority of the shares outstanding on the record date is required in order to approve the amendment to the Company's Restated Certificate of Incorporation. Abstentions and "Broker non-votes" on the Proposal will have the effect of a vote against the Proposal.

Q:
Can I vote on other matters?

A:
Our by-laws limit the business conducted at any special meeting to the purpose or purposes of the meeting as stated in the notice of the meeting.

  Our by-laws limit the business conducted at any annual meeting to (1) business in the notice of the meeting, (2) business directed by the Board and (3) business brought by a stockholder of record entitled to vote at the meeting so long as the stockholder has notified our Secretary in writing (at our Palo Alto headquarters) not less than 60 days nor more than 90 days before the anniversary of the mailing of the proxy statement for the prior year's annual meeting. The notice must briefly describe the business to be brought and the reasons; give the name, address and number of shares owned by the stockholder of record and any beneficial holder for which the proposal is made; and identify any material interest the stockholder of record or any beneficial owner has in the business.

  We do not expect any matters other than the approval of the amendment to the Restated Certificate of Incorporation to come before the Special Meeting. If any other matter is presented, your signed proxy card gives the individuals named as proxyholders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934—the Exchange Act.

Q:
When are stockholder proposals due for the 2005 Annual Meeting?

A:
To be considered for presentation in the proxy statement and on the proxy card for our 2005 Annual Meeting of Stockholders, a stockholder proposal must be received no later than September 1, 2004.

PROPOSAL
APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

        The stockholders will be requested at the Special Meeting to approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by the Company from 99,000,000 to 189,000,000 shares. The Board of Directors approved amending, the Certificate of Incorporation at its February 19, 2004 meeting, subject to stockholder approval. Pursuant to Delaware General Corporation Law, Section 242(b)(1), the amendment must be approved by the affirmative vote of a majority of the shares of common stock entitled to vote thereon to become effective.

        The Company's Restated Certificate of Incorporation currently authorizes the Company to issue a total of 99,000,000 shares of common stock.. There are currently 68,000,000 shares of common stock outstanding, and approximately 9,000,000 additional shares of common stock have been reserved for issuance to directors, officers, employees and consultants under the Company's stock benefit plans and programs. This leaves only 22,000,000 shares of common stock available for future issuance by the Company, which the Board of Directors considers inadequate for ongoing general business purposes. The Company's Restated Certificate of Incorporation currently authorizes the Company to issue a total of 1,000,000 shares of preferred stock for which no increase is sought.

        The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and subsequent issuances of common stock from the additional authorized shares would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects that may be incidental to increasing the number of shares of the Company's common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

        The Board of Directors believes that the increase in the authorized number of shares of common stock is desirable to allow for a declaration of a two-for-one split of the Company's common stock, if such a stock split is determined to be desirable by the Board of Directors, and to provide greater flexibility to use capital stock for business and financial purposes in the future without further stockholder approval. Other purposes include, without limitation, raising capital, providing equity incentives to employees, officers or directors), establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. Certain of these uses will require and are subject to further stockholder approvals, including such approvals as may be required for increasing shares of common stock available for issuance under the Company's omnibus stock plans.

        The amendment would change the first paragraph of Article IV of the Company's Restated Certificate of Incorporation to read in full as follows:

    The corporation shall be authorized to issue two classes of stock to be designated, respectively, "Common" and "Preferred." The total number of shares which this corporation shall have authority to issue shall be one hundred ninety million (190,000,000). The total number of shares of Common Stock shall be one hundred eighty-nine million (189,000,000) and the par value of each share of Common Stock shall be One Dollar ($1). The total number of shares of Preferred Stock shall be one million (1,000,000) and the par value of each share of Preferred Stock shall be One Dollar ($1).

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

        This table shows as of April 2, 2004: (1) the beneficial owners of more than 5 percent of our common stock and the number of shares they beneficially owned based on information provided in the most recent filings with the Securities and Exchange Commission—SEC; and (2) the number of shares each director, each executive officer named in the Summary Compensation Table in the proxy statement for our 2004 annual meeting and all directors and executive officers as a group beneficially owned, as reported by each person. Except as noted, each person has sole voting and investment power over the shares shown in this table. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 68,460,441 shares of common stock outstanding on April 2, 2004 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after April 2, 2004.

	Amount and Nature of Common Stock Beneficially Owned
	Number of Shares Beneficially Owned(1)		Percent of Class
Stockholders
Barclays Global Investors, NA. 45 Fremont Street Francisco, California 94105	7,556,215	(2)	11.1
Directors and Named Executive Officers
John Seely Brown(3)	37,613		*
Samuel Hellman(4)	45,983		*
Terry R. Lautenbach(5)	78,114		*
Allen S. Lichter(6)	30,000		*
David W. Martin, Jr.(7)	84,915		*
Ruediger Naumann-Etienne(8)	27,000		*
Richard M. Levy(9)	1,753,806		2.5
Elisha W. Finney(10)	199,699		*
Timothy E. Guertin(11)	359,963		*
Robert Kluge(12)	213,256		*
Joseph B. Phair(13)	375,397		*
All directors and executive officers as a group (12 persons)(14)	3,312,637		4.8

*
The percentage of shares of common stock beneficially owned does not exceed one percent of the shares of common stock outstanding at April 2, 2004.

(1)
Includes shares the directors and officers could acquire under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(2)
Based on a Schedule 13G/A dated February 13, 2004, Barclays Global Investors, NA., has the sole power to vote and dispose of 6,745,893 of these shares.

(3)
Amount shown includes 36,113 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(4)
Amount shown includes 43,983 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(5)
Amount shown includes 67,584 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(6)
Amount shown includes 30,000 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(7)
Amount shown includes 82,895 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(8)
Amount shown includes 25,000 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(9)
Amount shown includes 1,584,979 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004. Also, 168,386 shares are held in a trust of which Mr. Levy is co-trustee with his wife, as to which voting and investment powers are shared with Mr. Levy's wife.

(10)
Amount shown includes 186,660 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(11)
Amount shown includes 338,225 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(12)
Amount shown includes 195,660 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

(13)
Amount shown includes 325,660 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004. Also, 1,230 shares are held by one of Mr. Phair's sons and 2,920 shares held by the other of Mr. Phair's sons and Mr. Phair shares voting and investment powers over such shares held by his sons.

(14)
Amount shown includes 3,018,255 shares that may be acquired under exercisable stock options or stock options vesting within 60 days of April 2, 2004.

PROXY

VARIAN MEDICAL SYSTEMS, INC.
Proxy for Special Meeting of Stockholders—June 10, 2004
This Proxy is Solicited on Behalf of The Board of Directors

        The undersigned stockholder of Varian Medical Systems, Inc. hereby constitutes and appoints RICHARD M. LEVY and JOSEPH B. PHAIR, and each of them, proxies and attorneys-in-fact of the undersigned, with full power of substitution, to vote all the shares of Common Stock of Varian Medical Systems, Inc. standing in the name of the undersigned, at the Special Meeting of Stockholders of Varian Medical Systems, Inc. to be held at 3100 Hansen Way, Palo Alto, California, on June 10, 2004, at 1:00 p.m., and at any adjournment(s) or postponement(s) thereof.

        Unless a contrary direction is indicated, this Proxy will be voted FOR the approval of the amendment to the Restated Certificate of Incorporation of Varian Medical Systems, Inc. to increase the number of shares of common stock authorized by the Restated Certificate of Incorporation from 99,000,000 to 189,000,000 and in accordance with the judgment of the proxies as to the best interests of Varian Medical Systems, Inc. upon such other business as may properly come before the meeting or any adjournment or postponement thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID RETURN ENVELOPE

INSTRUCTIONS (OPTIONAL)	HAS YOUR ADDRESS CHANGED?

(If you have written in the above space, please mark the corresponding box on the reverse side of this card)

Continued and to be Signed on Reverse Side

DETACH HERE
☒	Please mark votes as in this example.

The Board of Directors Recommends a Vote "FOR" the Proposal.

VARIAN MEDICAL SYSTEMS, INC.

	FOR	AGAINST	ABSTAIN
Approval of the Amendment to the Restated Certificate of Incorporation.	☐	☐	☐
The proxies are authorized to vote on such other business as is properly brought before the Special Meeting for action in accordance with their judgment as to the best interests of the Company.
Mark box at right if instructions or address change have been made on the reverse side of this card. ☐
Signature:	Date:

Signature:	Date:

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their name.

Your vote is important. Please vote immediately.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
GENERAL INFORMATION
PROPOSAL APPROVAL OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
STOCK OWNERSHIP